UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2016 (November 21, 2016)

SELECTA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Arsenal Way
Watertown, MA 02472
(Address of principal executive offices) (Zip Code)

(617) 923-1400
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Selecta Biosciences, Inc. (the “Company”) on December 5, 2016 (the “Original 8-K”). The Company is amending the Original 8-K for the purpose of (i) attaching as Exhibit 10.1 to the Original 8-K the License and Option Agreement, dated as of December 2, 2016, by and between Spark Therapeutics, Inc. (“Spark”) and the Company (the “License Agreement”), and (ii) attaching as Exhibit 10.2 to the Original 8-K the Stock Purchase Agreement, dated as of December 2, 2016, by and between Spark and the Company (the “Stock Purchase Agreement”), the terms of which were described in Item 1.01 of the Original 8-K.

The Company is seeking confidential treatment for certain portions of the License Agreement and the Stock Purchase Agreement pursuant to a Confidential Treatment Request (the “Confidential Treatment Request”) submitted to the Securities and Exchange Commission (the “SEC”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. In connection with the Confidential Treatment Request, the Company is also amending the Original 8-K to disclose its entry into certain additional agreements, as more fully described in Item 8.01 below.

Item 8.01 Other Events.

On November 21, 2016, the Company entered into a Third Amendment to Exclusive Patent License Agreement (the “Third MIT Amendment”), by and between the Massachusetts Institute of Technology (“MIT”) and the Company, which is attached hereto as Exhibit 10.3(a) and incorporated herein by reference. On December 2, 2016, the Company entered into a Letter Agreement (the “Two-Way Letter Agreement”), by and between the MIT and the Company, which is attached hereto as Exhibit 10.3(b) and incorporated herein by reference. Also on December 2, 2016, the Company entered into a Letter Agreement (the “Three-Way Letter Agreement”), by and among Spark, MIT and the Company, which is attached hereto as Exhibit 10.3(c) and incorporated herein by reference. Each of the Third MIT Amendment, the Two-Way Letter Agreement and the Three-Way Letter Agreement amends that certain Exclusive Patent License Agreement, dated as of November 25, 2008, by and between MIT and the Company, which was filed as Exhibit 10.7(a) to the Company’s Registration Statement on Form S-1, filed with the SEC on May 24, 2016.

The Company is seeking confidential treatment for certain portions of the Third MIT Amendment, the Two-Way Letter Agreement and the Three-Way Letter Agreement pursuant to the Confidential Treatment Request.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1†	License and Option Agreement, dated as of December 2, 2016, by and between Spark Therapeutics, Inc. and the Company.
10.2*†	Stock Purchase Agreement, dated as of December 2, 2016, by and between Spark Therapeutics, Inc. and the Company.
10.3(a)†
Third Amendment to Exclusive Patent License Agreement, entered into on November 21, 2016 and effective as of November 18, 2016, by and between the Massachusetts Institute of Technology and the Company.

10.3(b)†	Letter Agreement, dated as of December 2, 2016, by and between the Massachusetts Institute of Technology and the Company.
10.3(c)†	Letter Agreement, dated as of December 2, 2016, by and among Spark Therapeutics, Inc., the Massachusetts Institute of Technology and the Company.

*	Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

†
Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under 17 C.F.R. Sections 200.80(b)(4) and 24b-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: December 14, 2016	By:	/s/ Werner Cautreels, Ph.D.
Werner Cautreels, Ph.D.
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1†	License and Option Agreement, dated as of December 2, 2016, by and between Spark Therapeutics, Inc. and the Company.
10.2*†	Stock Purchase Agreement, dated as of December 2, 2016, by and between Spark Therapeutics, Inc. and the Company.
10.3(a)†
Third Amendment to Exclusive Patent License Agreement, entered into on November 21, 2016 and effective as of November 18, 2016, by and between the Massachusetts Institute of Technology and the Company.

10.3(b)†	Letter Agreement, dated as of December 2, 2016, by and between the Massachusetts Institute of Technology and the Company.
10.3(c)†	Letter Agreement, dated as of December 2, 2016, by and among Spark Therapeutics, Inc., the Massachusetts Institute of Technology and the Company.

*	Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

†
Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under 17 C.F.R. Sections 200.80(b)(4) and 24b-2.